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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------

                                  FORM 8-K/A


                              Amendment No. 1 to
                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    June 9, 2000 (Date of Original Filing)
                    August 8, 2000 (Date of Current Filing)
               Date of Report (Date of earliest event reported):


                               Tut Systems, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                 000-25291               94-2958543
       (State or other            (Commission            (IRS employer
       jurisdiction of            file number)        identification no.)
       incorporation or
        organization)

                              5964 W. Las Positas
                         Pleasanton, California 94588
             (Address and zip code of principal executive offices)

                                (925) 682-6510
             (Registrant's telephone number, including area code)

                                2495 Estand Way
                        Pleasant Hill, California 94523
         (Former name or former address, if changed since last report)
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     On June 9, 2000, Tut Systems, Inc. ("Tut") filed a Current Report on Form
8-K with the Securities and Exchange Commission reporting, among other things, the acquisition on May 26, 2000 of the entire issued share capital of Xstreamis Plc ("Xstreamis"). Tut indicated in such report that it would file certain financial statements by amendment, as permitted under Item 7 of Form 8-K. The purpose of this amendment is to include such financial statements.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

               The audited financial statements of Xstreamis for the year ended December 31, 1999 and unaudited for the three months ended
               March 31, 2000 are submitted herewith as Exhibit 99.1.

          (b)  Pro Forma Financial Statements.

               The unaudited pro forma financial information of Tut and Xstreamis are submitted herewith as Exhibit 99.2.

          (c)  Exhibits.

               The following exhibits are filed herewith:

               99.1 Audited Financial Statements of Xstreamis Plc for the year ended December 31, 1999 and unaudited for the three months ended March 31, 2000.

               99.2  Unaudited Pro Forma Financial Information of Tut and
                     Xstreamis
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TUT SYSTEMS, INC.


                                        By:/s/ Nelson B. Caldwell
                                           -------------------------------------
                                           Nelson B. Caldwell
                                           Vice President and Chief Financial
                                           Officer


Date:  August 8, 2000
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                                 EXHIBIT INDEX
Exhibit
Number          Description
------          -----------

99.1* Audited Financial Statements of Xstreamis Plc for the year ended December 31, 1999 and unaudited for the three months ended
                March 31, 2000.

99.2*           Unaudited Pro Forma Financial Information of Tut Systems, Inc.
                and Xstreamis Plc.

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* Filed herewith.